                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Conolog Corporation (the "Company") on Form 10-QSB for the period ended October 31, 2004 as filed with the Securities and Exchange Commission on the date hereof(the "Report"), we, Robert S. Benou and Mar Benou, the Chief Executive Office and the Chief Operating Officer and the President, Chief Operating Officer and Secretary, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification accompanies this quarterly report on Form 10-QSB of Conolog Corporation. A signed original of this written statement required by Section 906 has been provided to Conolog Corporation and will be retained by Conolog Corporation and furnished to the SEC or its staff upon request.


Dated: December 3, 2004                     /s/ Robert Benou
                                            -----------------------------------------------------
                                            Name:   Robert Benou
                                            Title:  Chief Executive Officer and Chief Financial
                                            Officer


Dated: December 3, 2004                     /s/ Marc Benou
                                            -----------------------------------------------------
                                            Name:   Marc Benou
                                            Title:  Chief Financial Officer, President and
                                            Secretary


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